The American Funds Group(r)

U.S.
Government
Securities
Fund

The Dawn of Declining Debt

[abstract illustration of the same man at night and during the day]

2000
Annual Report for the year ended August 31





U.S. GOVERNMENT SECURITIES FUND(SM) seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. Government Securities Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


RESULTS AT A GLANCE (as of August 31, 2000, with all distributions reinvested)

                                                                    Average Annual
                                         Cumulative Return          Compound Return
One year                                 +  7.04%                     -
Five years                               + 32.42                    +5.78%
Ten years                                + 97.71                    +7.05
Lifetime (since October 17, 1985)        +192.56                    +7.48

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see back cover for important information about Class A and B shares. Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's reporting period.

Here are the average annual compound returns on a $1,000 investment for periods ended September 30, 2000 (the most recent calendar quarter), with all distributions reinvested:

CLASS A SHARES reflecting 3.75% maximum sales charge

                      Average Annual
                      Compound Return
One year              +2.44%
Five years            +4.88%
Ten years             +6.62%


The fund's 30-day yield for Class A shares as of September 30, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 5.58%. The fund's distribution rate as of that date was 5.67%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

The second half of fiscal 2000 coincided with a more favorable bond environment than earlier in the year. Inflation fears weighed heavily on fixed-income markets last autumn, pushing interest rates higher on most debt instruments. Then, shortly after the new year, the shrinking supply of U.S. Treasury debt captured the market's attention, boosting prices of Treasury securities and sending yields lower. Other high-quality bonds benefited from this Treasury rally, while lower rated debt generally lagged behind.

In this roller coaster environment, U.S. Government Securities Fund garnered solid returns for its shareholders. For the fiscal year ended August 31, 2000, the fund recorded a total return of 7.0%, assuming reinvestment of all distributions. Shareholders who reinvested monthly dividends totaling 73 cents a share earned an income return of 5.9%. Those who elected to receive dividends in cash tallied an income return of 5.8%.

The strengthening of government bond prices also boosted returns for your fund's benchmarks. The 185 U.S. government bond funds tracked by Lipper Inc. posted an average 12-month return of 6.8% with dividends reinvested. Over the same period, the unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index (which does not include expenses) rose 7.9%.


THE YEAR IN REVIEW

The fund's fiscal year began in September 1999 in a difficult environment for bonds. The economy was expanding rapidly, fanning fears of inflation, and the Federal Reserve had begun to apply the brakes through a series of short-term interest rate hikes. Wage costs were rising, as was disposable personal income. Equity markets were on a roll, and investors were avidly scooping up technology stocks. Oil prices were climbing, and that great bond nemesis, inflation, began to worry investors. By mid-January, long-term Treasury yields reached 6.75%, having risen more than three-quarters of a percent since the start of your fund's fiscal year, and bond prices fell commensurately. (Bond prices and yields move in opposite directions.)

[abstract nature illustration]

Matters began to improve early in 2000, when the U.S. Treasury announced that it would begin to buy back Treasury debt. Government surpluses had decreased federal borrowing for almost two years; now the government would actually begin to repurchase Treasury debt in the open market, focusing first on bonds with the longest maturities. This news prompted a reversal in long-term Treasury rates and a consequent rise in prices. From mid-January to early April, yields declined a full percentage point, from about 6.75% to nearly 5.75%. This rally helped to secure the positive returns reported by your fund for the 12-month period. (Implications of this historic event are discussed in the following article, "The Dawn of Declining Debt.")

The Treasury rally began to stall in mid-April with the renewed threat of inflation, and bond prices fell. On May 16, the Federal Reserve hiked short-term rates for the sixth time in less than a year in an effort to engineer a "soft landing" for the economy; this time rates were raised half a percent (50 basis points). The action proved decisive. Bond prices firmed and began to rally again by late May, supported by fresh data that the economy was slowing. This friendlier bond environment persisted through the summer to the end of the fund's fiscal period.


BUILDING A BROADER PERSPECTIVE

U.S. government securities are sensitive to a variety of influences, notably economic trends, monetary and fiscal policy, and political initiatives. We have seen evidence of this in the past year as the Federal Reserve hiked interest rates, as economic growth set a new record, and as the Treasury entered the market to buy back its debt. Your fund's portfolio counselors and research analysts continuously monitor and evaluate these influences, adjusting the mix of securities in the portfolio when necessary to achieve the highest return possible within the objectives of the fund. During the past year, for example, they extended the average effective maturity of the portfolio to 7.7 years from
6.4 years to take advantage of the improving prices for long-term bonds.

Your fund's three counselors bring a broad perspective to portfolio management. Each of them has a decade or more of experience with the American Funds family; collectively, they have more than forty-five years of hands-on market experience. They are familiar with the forces that move bond prices and with the cycles of the market itself. That expertise has contributed to U.S. Government Securities Fund's solid record of providing investors with attractive current income through a variety of market conditions. Since its inception in October 1985, the fund returned an average of 7.5% a year, for a total of 192.6%.

We appreciate your ongoing support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President

October 16, 2000




[begin mountain chart]

THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 Investment Has Grown
for the period October 17, 1985 to August 31, 2000, with dividends reinvested


$34,141 Lehman Brothers
Government/Mortgage-Backed
Securities Index(1)

$28,153 U.S. Government
Securities Fund(2)

$28,005 Lipper General
U.S. Government Funds
Average(3)

$15,897 Consumer Price
Index (inflation)(4)

$10,000 original investment


              Lehman Brothers                 Lipper General
                  Government/         U.S.             U.S.           Consumer
              Mortgage-Backed   Government        Government             Price
                   Securities   Securities            Funds              Index     Original
Year                Index (1)      Fund(2)       Average (3)    (inflation)(4)   Investment
10/17/85               $10,000       $9,625           $10,000           $10,000      $10,000
1986*                  $11,890      $10,888           $11,526           $10,092      $10,000
1987                   $12,028      $11,064           $11,468           $10,524      $10,000
1988                   $13,014      $11,993           $12,262           $10,948      $10,000
1989                   $14,714      $13,171           $13,582           $11,463      $10,000
1990                   $15,814      $14,240           $14,360           $12,107      $10,000
1991                   $18,109      $15,997           $16,264           $12,567      $10,000
1992                   $20,488      $18,085           $18,286           $12,962      $10,000
1993                   $22,634      $20,333           $20,245           $13,321      $10,000
1994                   $22,324      $19,576           $19,554           $13,707      $10,000
1995                   $24,760      $21,260           $21,462           $14,066      $10,000
1996                   $25,791      $21,983           $22,015           $14,471      $10,000
1997                   $28,307      $23,979           $24,003           $14,793      $10,000
1998                   $31,390      $26,304           $26,577           $15,032      $10,000
1999                   $31,651      $26,300           $26,257           $15,373      $10,000
2000                   $34,141      $28,153           $28,005           $15,897      $10,000

Year ended August 31

(1) The index is unmanaged and does not reflect sales charges, commissions, or expenses.

(2) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000. No adjustment has been made for income or capital gains taxes.

(3) Calculated by Lipper Inc. The average does not reflect sales charges.

(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

*    For the period 10/17/85 to 8/31/86.

[end mountain chart]



Here are the fund's average annual compound returns, with all distributions reinvested and assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $100,000 or more.

                      PERIODS ENDED 8/31/00
CLASS A SHARES
10 years              +6.64%
5 years               +4.97%
1 year                +3.05%

Past results are not predictive of future results.





THE DAWN OF DECLINING DEBT

The U.S. government recorded a budget surplus for fiscal 1998, its first in nearly 30 years. Since then, the surplus has grown even larger, swelled by the record-breaking economic expansion still underway. Government officials now project that escalating surpluses could extend through the remainder of this decade.

[abstract illustration of a building and the sun]

How to "spend" the surplus is one of the hottest topics in Washington today - indeed, it is a vital question for all Americans. As a result of the revenue overflow, the U.S. Treasury has already reduced its annual borrowing and has begun to buy back outstanding Treasury issues. According to some projections, all publicly traded Treasuries could be retired before the end of this decade.

That prospect impacts all bond market participants, especially those invested in government bond funds. On the following pages, we will examine some of the recent effects of this historic windfall and its implications for U.S. Government Securities Fund.


GOVERNMENT TURNS RED INK TO BLACK

Our federal government has experienced numerous cycles of deficit and surplus throughout its history. For the past several decades, the government ran substantial deficits and public debt levels rose steadily as a result (see chart below). During the mid-1980s, when your fund began operations, the supply of U.S. Treasuries was plentiful and growing rapidly. From 1985 to 1999, our national debt increased almost threefold, to more than $5.6 trillion (see chart on pg. 6: Total Treasury Debt). Of that, the public holds approximately $3.6 trillion, with the balance allotted to government agencies and trusts, such as the Social Security fund. In an effort to slow the rapid accumulation of debt, Congress passed legislation in 1997 providing for balanced budgets.


[begin bar chart]
BUDGET DEFICITS & SURPLUSES: 1980-2003
(In billions of dollars)

Year         Amount
1980         -73.835
1981         -78.976
1982         -127.989
1983         -207.818
1984         -185.388
1985         -212.334
1986         -221.245
1987         -149.769
1988         -155.187
1989         -152.481
1990         -221.194
1991         -269.359
1992         -290.402
1993         -255.013
1994         -203.104
1995         -163.899
1996         -107.45
1997         -21.943
1998         69.2
1999         124.4
2000         232
2001         268
2002         312
2003         345

Sources: 1999 U.S. Budget & Congressional Budget Office
[end bar chart]

Few people guessed then that the economy would continue to expand so vigorously, exerting a tremendous impact on our fiscal outlook. In the past year alone, estimates for the fiscal 2000 surplus have been revised upward on three occasions. Most recently, the Congressional Budget Office (CBO) raised its projection for the current fiscal year to $232 billion, or nearly double the 1999 surplus of $124 billion. Even more astounding is the CBO revised outlook for a cumulative surplus of more than $4.7 trillion by 2010.

[begin bar chart]
INTEREST COSTS AS A PERCENT OF GOVERNMENT EXPENSES

1980         8.9
1981         10.1
1982         11.4
1983         11.1
1984         13
1985         13.7
1986         13.7
1987         13.8
1988         14.3
1989         14.8
1990         14.7
1991         14.7
1992         14.4
1993         14.1
1994         13.9
1995         15.3
1996         15.4
1997         15.2
1998         14.6
1999         13.9
2000         13.2
2001         12.7
2002         12.2
2003         11.3

Source: 1999 U.S. Budget
[end bar chart]

This glut of cash will allow the Treasury to borrow progressively less money at its regular debt auctions: As debt matures, the government need not re-issue (or roll over) as much because of the rising surplus. In addition, the surplus affords a rare opportunity to buy back outstanding debt. That is exactly what the Treasury began to do earlier this year and, in so doing, began exerting a powerful influence on the bond market.


BLACK INK BOOSTS BONDS...

Treasury bond prices fluctuated dramatically during the past year, reacting to two distinct and potent government initiatives. The first began in June of 1999, when the Federal Reserve started to raise short-term interest rates in an effort to slow growth and stem inflation. As the rate hikes continued into the new year, yields on U.S. Treasuries rose, lowering prices. (Bond prices move inversely to yields.) Then, in early 2000, the Treasury announced that it would use some of the budget surplus to buy back bonds with the longest maturities to help reduce interest costs and lower the debt burden. Interest payments compound the debt burden and constitute a significant portion of the government's expenses (see chart at left). As a result of these repurchases, the supply of long-term Treasuries began to shrink. That raised prices on the remaining long-term debt, pushing long yields lower. Since January 2000, the yields on the bellwether 30-year Treasury and the 10-year bond have declined by about one full percentage point.

[abstract illustration of two flowers]

The steady reduction of government debt has generally benefited Treasury bondholders in recent months. The positive returns posted by your fund for this fiscal year are due, in part, to the declining yields and rising prices catalyzed by the Treasury repurchases. For the current calendar year, the Treasury intends to buy back some $30 billion of outstanding obligations; for the three fiscal years ended September 30, 2000, the Treasury expects to have paid down an estimated $355 billion, or some 6% of the total debt outstanding in 1999. John Smet, a portfolio counselor and president of your fund, notes that, "Some market observers expect the Treasury to stop issuing 30-year bonds altogether."

[abstract illustration of two flowers]


 ...AND BENDS THE CURVE

An unintended consequence of the debt repurchase is the diminishing use of Treasuries as the benchmark for U.S. bond markets. The Treasury yield curve represents the current yields on U.S. government debt in a range of maturities from 3 months to 30 years. Under normal conditions, the range of yields forms an upward sloping line called a positive yield curve. A positive slope is formed because longer dated debt is usually more volatile in price and, therefore, has a higher yield associated with that price risk. Bonds with shorter maturities typically have less price risk and less volatility, hence, lower yields. During the past fiscal year, the Federal Reserve's rate hikes and the Treasury buy-backs have coincided to transform the Treasury yield curve from positive to inverted (see charts at right).

For decades, the Treasury yield curve broadly reflected market sentiment regarding interest rates, inflation and economic prospects. The vast majority of non-Treasury debt issued in the U.S. was initially priced and subsequently traded against comparable Treasury issues, or "off the curve." That fundamental relationship has begun to change, however, as the overall supply of Treasury debt continues to shrink. The distortion in the yield curve has lessened its effectiveness as a measure for other bonds. Further substantial reductions in Treasury debt could eliminate it as a benchmark altogether.


[begin sidebar]
TREASURY YIELD CURVES

[begin line chart]
POSITIVE YIELD CURVE
8/31/99

Bond Maturities   %
3 Months         4.979
6 Months         5.158
1 Year           5.289
2 Years          5.726
5 Years          5.852
10 Years         5.953
30 Years         6.058

[end line chart]


[begin line chart]
INVERTED YIELD CURVE
8/31/00

Bond Maturities   %
3 Months        6.313
6 Months        6.382
1 Year          6.23
2 Years         6.226
5 Years         6.051
10 Years        5.795
30 Years        5.732

[end line chart]

Source: Bloomberg
[end sidebar]


The bond market has already begun to look for other benchmarks to replace Treasuries. One alternative under consideration was the bonds issued by government agencies: the guaranteed mortgage pass-throughs of Government National Mortgage Association (GNMA) and the various securities of government-sponsored enterprises, such as Freddie Mac and Fannie Mae. Unfortunately, these bonds have not proved an effective substitute. Much of the debt issued by these entities<UNDEF>and all of the debt issued by GNMA<UNDEF>is mortgage-backed; this makes it more difficult to value than plain Treasuries and less appropriate as a benchmark for other bonds. Government officials have pondered this dilemma and may ultimately elect to leave some portion of public debt outstanding for market purposes.

[abstract butterfly illustration]


[begin bar chart]
TOTAL TREASURY DEBT
(In billions of dollars)

1999        5656.3
1998        5526.2
1997        5413.1
1996        5224.8
1995        4973.9
1994        4692.7
1993        4411.5
1992        4064.6
1991        3665.3
1990        3233.3
1989        2857.4
1988        2602.3
1987        2350.3
1986        2125.3
1985        1945.9
1984        1663
1983        1410.7
1982        1197.1
1981        1028.7
1980        930.2

Source: U.S. Bureau of the Public Debt Online
[end bar chart]



A POSSIBLE SHORTAGE OF DEBT?

The elimination of government debt seemed an impossible dream scarcely a decade ago. Today, that feat appears a tangible reality, if current government forecasts prove correct. CBO projections suggest that the publicly held portion of government debt could be eliminated by 2010, and perhaps as early as 2007.

This will have obvious consequences for investors, including shareholders in U.S. Government Securities Fund. U.S. Treasuries comprise some 44% of your fund's net assets. They have long been an important portfolio holding for many insurance companies and pension funds as well, because they are the highest quality fixed-income securities. Furthermore, many central banks around the world maintain positions in short-term Treasury debt as part of their foreign exchange reserves.

As bond market participants ponder alternatives to replace Treasury holdings, professional knowledge and market experience become even more consequential. Your fund's portfolio counselors and their colleagues at the American Funds are well equipped to evaluate and manage these changes. Their extensive experience through a variety of bond market cycles and transformations provides a scope of insight necessary to interpret and respond to these historic alterations appropriately.


PRESENT FORTUNES ARE NOT FUTURE FACT

Political changes in Washington could also greatly impact the extent and momentum of future debt reduction. Recent revisions to projected surpluses have set politicians scrambling for sharper pencils and plumper proposals. Some political camps espouse greater tax cuts over the next several years, while others envision increased public spending. Either proposal could significantly reduce the anticipated surpluses and the scope of debt reduction. The victors of the November elections will likely determine the thrust of future fiscal policies.

The most important factor of all is the sustainability of the current economic expansion. The CBO anticipates moderate growth (3.1% in 2001 and 2.7% thereafter) over the balance of the decade; however, this forecast does not accommodate a recession. A severe downturn or an extended economic slowdown would undoubtedly curtail income tax receipts - the primary component of rising government revenues. The current record-breaking expansion cannot last forever; whether it extends through the remainder of this decade remains to be seen.

[abstract illustration of two cornstalks growing]

Only a handful of times in our nation's history have we ever had the resources to buy back Treasuries; the most recent was some seventy years ago under Treasury Secretary Andrew Mellon. The greater part of our history, especially the past century, has been one of indebtedness. Consequently, we savor this rare event even as we ponder the future. Gradual, ongoing debt reduction could serve to stabilize bond valuations over the near term, while improving the fiscal posture of our nation. This could prove a further benefit to your fund, with its substantial holdings in a wide variety of government-backed bonds. A substantially lower debt burden would also free taxpayer dollars, now consigned to servicing debt, for public initiatives or tax cuts-maybe both. Nonetheless, portfolio counselor John Smet cautions: "It is much too early to sound the death knell for Treasuries. There are simply too many variables, too many factors that can influence the future course of debt reduction. No one can say for certain whether the surpluses will continue and be applied to reducing the debt."

As we enter this new era of lower debt, your fund's investment professionals remain encouraged by the prospects for improving bond fundamentals over the near term. Now, as in the past, U.S. Treasuries constitute a core holding of this fund, and your portfolio counselors will continue to search for additional values among all classes of government debt. Even as the mountain of Treasury debt declines, the debt of government agencies, such as Fannie Mae or Freddie Mac, continues to grow, affording a broad choice of bonds for your fund.



WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[abstract illustration of the United States of America flag]

As a shareholder in U.S. Government Securities Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money-money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.



A PORTFOLIO FOR EVERY INVESTOR

MOST FINANCIAL ADVISERS SUGGEST THAT INVESTORS BALANCE THEIR PORTFOLIOS BY INVESTING ACROSS SEVERAL TYPES OF INVESTMENTS. WHICH MIX IS RIGHT FOR YOU? THAT DEPENDS ON A NUMBER OF THINGS-INCLUDING YOUR RISK TOLERANCE, INVESTMENT TIME HORIZON AND FINANCIAL GOALS. THE AMERICAN FUNDS GROUP OFFERS 29 FUNDS WITH AN ARRAY OF INVESTMENT OBJECTIVES TO HELP YOU AND YOUR FINANCIAL ADVISER BUILD A PORTFOLIO SPECIFICALLY TAILORED TO YOUR NEEDS.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

[abstract illustration of the planet earth]



The American Funds Income Series
U.S. Government Securities Fund

Portfolio Composition
[begin pie chart]
U.S. Treasuries Obligations                                                    44%
Federal Agency Obligations: Mortgage Pass-Throughs                             40%
Federal Agency Debentures                                                       8%
Collateralized Mortgage Obligations                                             3%
Collateralized Mortgage Obligations (Privately Originated)                      1%
Cash & Equivalents                                                              4%

                                                                              100%
[end pie chart]


The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
August 31, 2000
                                                                                Principal       Market      Percent
                                                                                   Amount        Value       of Net
                                                                                     (000)        (000)      Assets
                                                                                 --------     --------     --------
U.S. Treasury Obligations  -  43.94%
5.75% November 2000                                                              $ 33,000     $ 32,949       43.94%
6.375% August 2002                                                                     350          351
11.625% November 2002                                                               17,500       19,417
7.25% May 2004                                                                       1,250        1,297
12.375% May 2004                                                                       245          295
0% November 2004                                                                    39,375       30,579
7.875% November 2004                                                                 3,655        3,897
11.625% November 2004                                                                6,240        7,505
7.50% February 2005                                                                  7,980        8,429
0% May 2006                                                                         71,240       50,777
6.50% October 2006                                                                  27,000       27,657
6.25% February 2007                                                                 16,000       16,223
6.625% May 2007                                                                     39,000       40,340
6.125% August 2007                                                                   8,550        8,618
5.50% February 2008                                                                  3,140        3,053
5.50% May 2009                                                                      23,225       22,579
10.375% November 2009                                                               14,750       16,953
10.375% November 2012                                                               31,000       38,531
12.00% August 2013                                                                  10,000       13,636
9.875% November 2015                                                                 2,345        3,253
8.75% May 2017                                                                       5,550        7,172
8.875% August 2017                                                                  63,750       83,392
8.875% February 2019                                                                   230          304
7.875% February 2021                                                                11,250       13,797
7.125% February 2023                                                                 8,375        9,612
0% November 2027                                                                     4,350          924
5.25% February 2029                                                                 16,800       15,473
                                                                                            ----------   ----------
                                                                                                477,013        43.94
                                                                                            ----------   ----------

Federal Agency Obligations:
Mortgage Pass-Throughs (1)  -  39.46%

Fannie Mae:
6.00% 2008                                                                           3,000        2,842
6.25% 2029                                                                           3,900        3,606
6.35% 2005                                                                           2,931        2,861
6.50% 2028                                                                             500          478
7.00% 2009 - 2028                                                                   10,433       10,294
7.50% 2039                                                                            8026         7929
8.00% 2005 - 2030                                                                   16,363       16,516
8.26% 2002(2)                                                                        2,645        2,666
8.50% 2007 - 2030                                                                    1,708        1,750
9.00% 2009 - 2023                                                                      946          977
9.50% 2011 - 2022                                                                      805          839
10.00% 2017 - 2021                                                                     420          445
11.00% 2010 - 2020                                                                   2,593        2,811
11.50% 2015 - 2020                                                                   2,015        2,204
12.00% 2015 - 2029                                                                   6,874        7,576
12.25% 2011 - 2013                                                                     305          336
12.50% 2012 - 2019                                                                   5,208        5,828
Federal Housing Administration/Veterans Affairs 12.50% 2029
12.75% 2012                                                                           -            -
13.00% 2028                                                                          2,478        2,783
13.25% 2011 - 2014                                                                     373          418
13.50% 2015                                                                          1,129        1,275
14.00% 2013 - 2014                                                                     411          474
15.00% 2013                                                                            762          888
Fannie Mae/Government National Mortgage Assn.: 15.00% 2013
15.50% 2012                                                                             10           11
16.00% 2012                                                                              8            9        6.98
Freddie Mac:
6.00% 2014                                                                           2,577        2,466
7.00% 2008                                                                             527          524
8.00% 2012                                                                           1,107        1,125
8.25% 2007                                                                             314          318
8.50% 2009 - 2021                                                                    3,935        4,031
8.75% 2008                                                                             284          289
9.00% 2010 - 2021                                                                    1,717        1,762
10.50% 2006 - 2016                                                                     215          231
10.75% 2010                                                                            112          118
11.00% 2015 - 2016                                                                     221          239
11.50% 2015                                                                            106          114
11.75% 2014                                                                            217          236
12.00% 2014 - 2017                                                                   3,380        3,708
12.25% 2015                                                                            225          246
12.50% 2015 - 2019                                                                   3,127        3,453
13.00% 2014 - 2015                                                                   2,040        2,293
13.50% 2018                                                                            100          113
13.75% 2014                                                                             12           14
14.00% 2011 - 2014                                                                     112          128
14.50% 2010 - 2011                                                                      54           62
14.75% 2010                                                                             47           53
15.00% 2011                                                                             21           24
15.50% 2011                                                                             12           13
16.00% 2012                                                                             18           21
16.25% 2011                                                                             62           71        2.00

[abstract illustration of a flower]

Government National Mortgage Assn.:
5.50% 2013                                                                             999          939
6.00% 2008 - 2029                                                                   74,917       70,525
GNMA I POOL #781014 6.0% 04-15-29
6.50% 2014 - 2029                                                                   72,924       70,384
GNMA I POOL #486598 6.5% 10-15-28
GNMA I POOL #486873 6.5% 01-15-29
7.00% 2008 - 2029                                                                   57,244       56,236
7.50% 2009 - 2030                                                                   35,539       35,553
Government National Mortgage Assn.: 7.50% 2029
8.00% 2002 - 2030                                                                   56,567       57,566
GNMA I POOL #433770 8.0% 03-15-30
GNMA I POOL #505455 8.0% 03-15-30
8.50% 2020 - 2023                                                                    2,221        2,282
9.00% 2009 - 2022                                                                    7,811        8,117
9.50% 2009 - 2021                                                                    3,258        3,419
9.75% 2011 - 2012                                                                      943          991
10.00% 2016 - 2022                                                                  18,798       20,068
10.25% 2012                                                                             65           69
10.50% 2015 - 2019                                                                     963        1,043
11.00% 2013                                                                             87           95
11.25% 2001 - 2016                                                                   1,359        1,443
11.75% 2013 - 2015                                                                      24           25
12.25% 2013 - 2015                                                                     108          115
12.75% 2014 - 2015                                                                     157          167
13.00% 2011 - 2015                                                                     989        1,118
13.25% 2013 - 2015                                                                     167          178
13.50% 2013                                                                            166          190
14.00% 2014                                                                             93          106
14.50% 2012 - 2014                                                                     231          270
16.00% 2011 - 2012                                                                      19           23       30.48
                                                                                            ----------   ----------
                                                                                                428,390        39.46
                                                                                            ----------   ----------


[illustration of a butterfly]

Federal Agency Debentures - 8.32%
Federal Home Loan Bank Bonds:
5.625% 2001                                                                          3,500        3,473
7.125% 2005                                                                          6,500        6,613
5.80% 2008                                                                          30,825       28,768         3.58
Freddie Mac 5.75% 2008                                                               8,000        7,465          .69
Tennessee Valley Authority, Series G, 5.375% 2008                                   48,670       43,948         4.05
                                                                                            ----------   ----------
                                                                                                 90,267         8.32
                                                                                            ----------   ----------

Collateralized Mortgage
Obligations(1)  -  3.06%
Fannie Mae:
Series 91-50, Class H, 7.75% 2006                                                    1,220        1,226
Series 1997-M5, Class C, ACES, 6.74% 2007                                            5,000        4,844
Series 1998-M6, Class A2, ACES, 6.32% 2008                                           2,500        2,361
Trust 35, Class 2, 12.00% 2018                                                         200          225         2.81
Series 90-93, Class G, 5.50% 2020                                                    1,136        1,060
Series 1992-119, Class Z, 8.00% 2022                                                 4,477        4,464
Series 1994-4, Class ZA, 6.50% 2024                                                  5,761        5,335
Series 1997-M6, Class ZA, 6.85% 2026                                                12,274       10,989
Freddie Mac:
Series 83-A, Class 3, 11.875% 2013                                                      89           95
Series 83-B, Class 3, 12.50% 2013                                                      599          642          .25
Series 178, Class Z, 9.25% 2021                                                        997        1,030
Series 1567, Class A, 5.161% 2023(2)                                                 1,009          982
                                                                                            ----------   ----------
                                                                                                 33,253         3.06
                                                                                            ----------   ----------
Collateralized Mortgage Obligations
(Privately Originated)(1)(3) - 0.84%
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                      1,915        2,003          .18
Ryland Acceptance Corp. Four, Series 88,                                             7,167        7,174          .66
Class E, 7.95% 2019
                                                                                            ----------   ----------
                                                                                                  9,177          .84
                                                                                            ----------   ----------

Development  Authorities  -  0.25%
International Bank for Reconstruction and                                            2,000        2,671          .25
Development 12.25% 2008
                                                                                            ----------   ----------


                                                                                            ----------   ----------
Total Bonds and Notes   (cost: $1,043,263,000)                                                1,040,771        95.87
                                                                                            ----------   ----------


Short-Term Securities

Federal Agency Discount Notes  -  4.23%

Federal Home Loan Bank due  9/01/00                                                 24,900       24,896         2.29
Federal Home Loan Bank due 9/06/00                                                  21,100       21,077         1.94
                                                                                            ----------   ----------
                                                                                                 45,973         4.23
                                                                                            ----------   ----------


                                                                                            ----------   ----------
Total Short-Term Securities   (cost: $45,973,000)                                                45,973         4.23
                                                                                            ----------   ----------
Total Investment Securities   (cost: $1,089,236,000)                                          1,086,744       100.10
Excess of payables over cash and receivables                                                     -1,071         -.10
                                                                                            ----------   ----------
Net Assets                                                                                   $1,085,673     100.00%
                                                                                            ----------   ----------

(1) Pass-through securities backed by a
    pool of mortgages or other loans on
    which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(2) Coupon rate may change periodically.

(3) Comprised of federal agency originated or guaranteed loans.

See Notes to Financial Statements

[abstract illustration of the sun shining on grass]


U.S. GOVERNMENT SECURITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2000                                          (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $1,089,236)                                                          $1,086,744
Cash                                                                                117
Receivables for--
 Sales of investments                                           $10,805
 Sales of fund's shares                                           1,388
 Forward currency contracts - net                                     0
 Accrued interest                                                10,538
 Other                                                                4          22,735
                                                                              1,109,596
Liabilities:
Payables for--
 Purchases of investments                                        18,807
 Repurchases of fund's shares                                     2,005
 Forward currency contracts - net                                     0
 Dividends on fund's shares                                       1,992
 Management services                                                361
 Chase Manhattan Bank                                                 0
 Other expenses                                                     758          23,923
Net Assets at August  31, 2000                                               $1,085,673
 Unlimited shares authorized
Class A shares, $1.00 par value:
 Net assets                                                                  $1,082,620
 Shares outstanding                                                          84,861,308
 Net asset value per share                                                       $12.76
Class B shares, $1.00 par value:
 Net assets                                                                      $3,053
 Shares outstanding                                                             239,293
 Net asset value per share                                                       $12.76



STATEMENT OF OPERATIONS
for the year ended August 31, 2000                          (dollars in      thousands)
Investment Income:
Income:
 Interest                                                       $78,543
 Amortization                                                     3,529
 Other                                                               31         $82,103

Expenses:
 Management services fee                                          4,622
 Distribution expenses - Class A                                  3,395
 Distribution expenses - Class B                                      7
 Transfer agent fee - Class A                                     1,323
 Transfer agent fee - Class B                                         1
 Reports to shareholders                                             93
 Registration statement and prospectus                              130
 Postage, stationery and supplies                                   239
 Trustees' fees                                                      27
 Auditing and legal fees                                             59
 Custodian fee                                                       23
 Taxes other than federal income tax                                 37
 Other expenses                                                      45          10,001
Net investment income                                                            72,102
Realized Loss and Unrealized
Appreciation on Investments:
Net realized loss                                                               (34,097)
Net change in unrealized depreciation
 on investments                                                                  38,351
 Net realized loss and
  unrealized appreciation
  on investments                                                                  4,254
Net Increase in Net Assets Resulting
 from Operations                                                                $76,356









STATEMENT OF CHANGES IN NET ASSETS                          (dollars in      thousands)

                                                             Year ended       August 31
                                                                    2000            1999
Operations:
Net investment income                                          72102.00        77125.00
Net realized loss on investments                              (34097.00)       (1614.00)
Net unrealized appreciation (depreciation)
 on investments                                                38351.00       (77976.00)
 Net increase (decrease) in net assets
  resulting from operations                                    76356.00        (2465.00)
Dividends Paid to Shareholders:
Dividends from net investment income:
  Class A                                                     (68250.00)      (77414.00)
  Class B                                                        (35.00)              -
Total dividends                                               (68285.00)      (77414.00)

Capital Share Transactions:
 Proceeds from shares sold                                    306116.00       788396.00
 Proceeds from shares issued in reinvestment
  of net investment income dividends                           54239.00        61070.00
 Cost of shares repurchased                                  (604472.00)     (657673.00)
 Net (decrease) increase in net assets                       (244117.00)      191793.00
  resulting from capital share transactions
Total (Decrease) Increase in Net Assets                      (236046.00)      111914.00

Net Assets:
Beginning of year                                            1321719.00      1209805.00
End of year (including
 undistributed net investment
 income of: $4,993 and $1,176,
 respectively)                                               $1,085,673      $1,321,719

See Notes to Financial Statements

[abstract illustration of the sun shining on a sun dial]



Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and has initially issued two series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $2,492,000, of which $16,626,000 related to appreciated securities and $19,118,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the year ended August 31, 2000. During the year ended August 31, 2000, the fund realized, on a tax basis, a net capital loss of $34,097,000 on securities transactions. During the year ended August 31, 2000, a net capital loss totaling $3,462,000 expired. In addition, the fund has recognized, for tax purposes, capital losses totaling $4,005,000 which were realized during the period November 1, 1998 through August 31, 1999 and has deferred the recognition of capital losses totaling $32,439,000 which were realized during the period November 1, 1999 through August 31, 2000. The fund had available at August 31, 2000 a net capital loss carryforward totaling $65,491,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The cost of portfolio securities for book and federal income tax purposes was $1,089,236,000 at August 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $4,622,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC) with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees based on the following rates and month-end net asset levels:

                           Net Asset Level
Rate                       In Excess of               Up to
0.30%                      $0                         $60 million
0.21                       $60 million                $1 billion
0.18                       $1 billion                 $3 billion
0.16                       $3 billion

The agreement also provides for fees based on monthly gross investment income at the following rates:

                           Monthly Gross Investment Income
Rate                       In Excess of               Up to
3.00%                      $        0                 $3,333,333
2.25                        3,333,333                  8,333,333
2.00                        8,333,333

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended August 31, 2000, distribution expenses under the Plans of Distribution for Class A and Class B shares were $3,395,000 and $7,000, respectively. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $573,000 and $2,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $410,000 (after allowances to dealers) during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - A fee of $1,324,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $100,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the trust and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities of $704,660,000 and $953,575,000, respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $23,000 was paid by these credits rather than in cash.

As of August 31, 2000, net assets consisted of the following:

                                     (dollars in thousands)
Capital paid in on shares of
beneficial interest                        $1,192,020
Undistributed net investment income             4,993
Accumulated net realized loss                (108,848)
Net unrealized depreciation                    (2,492)
Net assets                                 $1,085,673


Capital share transactions in the fund were as follows:

                                                          Year ended August 31, 2000           Year ended August 31, 1999
                                                        Amount (000)           Shares        Amount (000)           Shares
Class A Shares:
Sold                                                   $     302,736       24,095,858       $     788,396       59,582,486
Reinvested dividends                                          54,013        4,303,427              61,070        4,640,790
Repurchased                                                 (603,875)     (48,180,501)           (657,673)     (49,917,467)
Net (decrease) increase in Class A                          (247,126)     (19,781,216)            191,793       14,305,809
Class B Shares:*
Sold                                                           3,582          284,619                   -                -
Reinvested dividends                                              24            1,925                   -                -
Repurchased                                                     (597)         (47,251)                  -                -
Net increase in Class B                                        3,009          239,293                   -                -
Total net (decrease) increase in fund                  $    (244,117)     (19,541,923)      $     191,793       14,305,809


*Class B shares were not offered
 before March 15, 2000




PER-SHARE DATA AND RATIOS (1)
                                                                                             Net
                                                              Net asset                      gains/(losses)
                                                              value,        Net              on securities
                                                              beginning     investment       (both realized
Year ended                                                    of year       income           and unrealized)
Class A:
2000                                                          $12.63        $.77 (2)         $.09 (2)
1999                                                           13.39        .77              (.76)
1998                                                           13.03        .83              .40
1997                                                           12.78        .88              .25
1996                                                           13.24        .93              (.49)
Class B:
2000                                                           12.49        .50 (2)          .07 (2)



                                                                            Dividends
                                                              Total from    (from net        Net asset
                                                              investment    investment       value, end
Year ended                                                    operations    income)          of year
Class A:
2000                                                          $.86          $(.73)           $12.76
1999                                                          .01           (.77)             12.63
1998                                                          1.23          (.87)             13.39
1997                                                          1.13          (.88)             13.03
1996                                                          .44           (.90)             12.78
Class B:
2000                                                          .57           (.30)             12.76



                                                                                             Ratio of
                                                                            Net assets,      expenses
                                                              Total         end of year      to average
Year ended                                                    return        (in millions)    net assets
Class A:
2000                                                          7.04%         $1,083           .85%
1999                                                          (.01)         1,322            .80
1998                                                          9.70          1,210            .79
1997                                                          9.08          1,106            .80
1996                                                          3.40          1,216            .81
Class B:
2000                                                          4.43          3                1.53 (3)


                                                              Ratio of
                                                              net income    Portfolio
                                                              to average    turnover
Year ended                                                    net assets    rate
Class A:
2000                                                          6.13%         63.18% (4)
1999                                                          5.80          81.10
1998                                                          6.24          81.99
1997                                                          6.74          28.16
1996                                                          7.04          40.01
Class B:
2000                                                          5.28 (3)      63.18 (4)

(1) The periods 1996 through 2000 represent fiscal years ended August 31. The period ended
    2000 represents, for Class B shares, the 169-day period ended August 31, 2000.
    Class B shares were not offered before March
    15, 2000. Total returns for such periods are based on activity during the period and thus are not representative of a full year.
    Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate
    (equivalent for all share classes) for the year ended August 31, 2000.









Independent Auditors' Report

To the Board of Trustees and Shareholders of The American Funds Income Series-
U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series -- U.S. Government Securities Fund (the "Fund"), including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series -- U.S. Government Securities Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 2, 2000


Tax Information (unaudited)
Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 55% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.






The American Funds Group(r)

U.S. GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former United States
Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.; former Chairman of the
Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, San Diego, California
Managing Director, Senior Resource Group,
LLC (development and management of senior living communities)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE, Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ, Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)

JOHN H. SMET, Los Angeles, California
President of the fund
Senior Vice President, Capital Research
and Management Company

Don R. Conlan, a Trustee since 1996, has retired from the board. The Trustees thank him for his many contributions to the fund.


OTHER OFFICERS

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President-Fund Business
Management Group, Capital Research
and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President-Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President-Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President-Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

CLASS A AND B SHARES-THERE ARE TWO WAYS TO INVEST IN U.S. GOVERNMENT SECURITIES FUND. CLASS A SHARES ARE SUBJECT TO A 3.75% MAXIMUM UP-FRONT SALES CHARGE THAT DECLINES FOR ACCOUNTS OF $100,000 OR MORE. CLASS B SHARES, WHICH ARE NOT AVAILABLE FOR CERTAIN EMPLOYER-SPONSORED RETIREMENT PLANS, HAVE NO UP-FRONT CHARGE. THEY ARE, HOWEVER, SUBJECT TO ADDITIONAL EXPENSES OF APPROXIMATELY 0.75% A YEAR OVER THE FIRST EIGHT YEARS OF OWNERSHIP. IF REDEEMED WITHIN SIX YEARS, THEY MAY ALSO BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (5% MAXIMUM) THAT DECLINES OVER TIME.


Printed on recycled paper
Litho in USA DD/GRS/4819
Lit. No. GVT-011-1000